                                                                       Exhibit 7

                                POWER OF ATTORNEY

         We, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Michele H. Abate, Anne M. Goggin, James J. Reilly, Gina C. Sandonato and Marie
C. Swift, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

         In addition, we, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Michele H. Abate, Anne M. Goggin, James J. Reilly, Gina C. Sandonato and Marie C. Swift, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

         Witness our hands on the date set forth below.


         SIGNATURE                              TITLE                             DATE
         ---------                              -----                             ----

/s/ James M. Benson                   Chairman, President and Chief          November 15, 2000
-------------------------------       Executive Officer
James M. Benson



/s/ Susan C. Crampton                 Director                               November 15, 2000
-------------------------------
Susan C. Crampton


/s/ Edward A. Fox                     Director                               November 15, 2000
-------------------------------
Edward A. Fox


/s/ George J. Goodman                 Director                               November 20, 2000
-------------------------------
George J. Goodman


/s/ Evelyn E. Handler                 Director                               November 15, 2000
-------------------------------
Evelyn E. Handler


/s/ Philip K. Howard                  Director                               November 15, 2000
-------------------------------
Philip K. Howard


/s/ Bernard A. Leventhal              Director                               November 15, 2000
-------------------------------
Bernard A. Leventhal


/s/ Thomas J. May                     Director                               November 15, 2000
-------------------------------
Thomas J. May


/s/ Stewart G. Nagler                 Director                               November 20, 2000
-------------------------------
Stewart G. Nagler


/s/ Catherine A. Rein                 Director                               November 20, 2000
-------------------------------
Catherine A. Rein


/s/ David Y. Rogers                   Executive Vice President,              November 15, 2000
-------------------------------       Chief Financial Officer and
David Y. Rogers                       Chief Accounting Officer


/s/ Rand N. Stowell                   Director                               November 15, 2000
-------------------------------
Rand N. Stowell


/s/ Lisa M. Weber                     Director                               November 15, 2000
-------------------------------
Lisa M. Weber